Exhibit 99.1
HollyFrontier Corporation Raymond James Fall Investors Conference November 2011

2 HollyFrontier Corporation Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions, and our ability to successfully integrate the business of Holly Corporation and Frontier Oil Corporation and to realize partially or fully the anticipated benefits of our merger of equals with Frontier. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Frontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 HollyFrontier Corporation

Presentation Topics HFC Company Overview Financial Performance and Competitiveness Focused Growth / Improvement Orientation Summary Appendix 4

The $7 billion strategic combination of Holly and Frontier created the most profitable independent refiner on a per barrel basis (using past 5-year average) in the U.S. with over 440,000 bpd of crude capacity across five complex refineries Expanded asset footprint increases exposure to high-growth, high-demand Mid-Continent, Rocky Mountain and Southwest refining markets Refineries are well-positioned for exposure to the growing supply of lower cost domestic and Canadian crude oil Annual synergies of at least $30 million are expected through reduced SG&A expenses and increased operational efficiencies The combination provides enhanced financial strength and flexibility Significant exposure to best refining margins in the U.S. - WTI based crude economics Combined balance sheet creates the possibility for cost-of-capital synergies and a stronger corporate credit profile Collaboration with Holly Energy Partners, L.P. provides strategic growth opportunities in logistics and marketing operations Strategic Combination of Most Profitable Refiners 5

HollyFrontier Investment Highlights HollyFrontier Investment Highlights 6 1 - HEP's annualized cash distributions as of 09/30/11 to HFC exceeds $54MM (LP - $38M, GP-$16M) . Annualized distributions are calculated using HEP distributions received for 3Q11 then multiplied times 4 (Qtrs). 1

Footprint of HollyFrontier and HEP 7

U.S. Population Growth By State (2000 - 2010) Traditionally High Growth, Niche Markets HollyFrontier serves states that are among the fastest growing in the country UNEV P/L project provides greater access to Nevada and southern Utah markets Source: U.S. Census Bureau. Reflects 2010 Census Results. 8 8 RI DC Loss 0 - 5% 5 - 15% 15 - 25% 25% + NH VT MA CT NJ DE MD PR Legend Area Served by HFC RI DC Loss 0 - 5% 5 - 15% 15 - 25% 25% + NH VT MA CT NJ DE MD PR Legend Area Served by H

Presentation Topics HFC Company Overview Financial Performance and Competitiveness Focused Growth / Improvement Orientation Summary Appendix 9

Pro Forma HollyFrontier Earnings (per bbl) 10 Net Income per Barrel of Crude Capacity $ per bbl HFC earnings per bbl strongest in peer sector 2011 YTD (9/30/11) annualized earnings/bbl included in graph but not in numerical 5-year average. HFC earnings calculated by adding HOC plus FTO earnings in years 2006 thru 2010; & FTO 2011 earnings to HFC earnings in 2011.

11 *5-year average ROIC calculated by 5-year average earnings divided by 5-year average total debt & equity. For HFC, legacy HOC/FTO earnings, debt & equity were combined for 5-year calculations. (See page 26 for actual calculations) 3 4 Pro Forma HollyFrontier Returns on Capital (combined) (CHART) Returns on Invested Capital (Average: 2006-2010)*

HFC Balance Sheet Highlights and Liquidity (as of 9/30/11) 1 - Includes cash , cash equivalents & marketable securities (short-term & long-term) & HEP cash of $1.8 million. 2 - Does not include $527 million of HEP long-term debt 12 ( $in millions) Cash & equivalents, marketable securities1 1,759 Long term debt2 698 Net debt <1,060> Credit facility revolver 1,000 Credit Ratings: Corporate Credit Rating BB+ / StableBa1 / Stable Senior Unsecured Notes BB+ Ba2

Presentation Topics HFC Company Overview Financial Performance and Competitiveness Focused Growth / Improvement Orientation Summary Appendix 13

Strategic Investment & Acquisition Approximately $600mm invested for enhanced feedstock flexibility & modest growth Synergistic acquisitions of Tulsa refineries at less than $1,000 per daily bbl* Tulsa interconnection to improve profitability through better yields & lower costs (HEP constructing for HFC use) Cheyenne LPG project to improve yields Evaluating future investments based principally upon stranded crude economics & additional liquid yield improvements *After accounting for sales of Tulsa logistics assets 14

15 Capital Expenditure Overview* *From HOC, FTO & HFC financial filings. Excludes HEP capex; net of contributions from UNEV JV partner; includes turnaround expenditures; excludes asset acquisitions. 2008-2010 are from combined HOC/FTO financial filings. 2011 full year spending estimated at $340 million including maintenance. (CHART) Past investment make legacy refineries stronger Maintenance capital of approximately $200 million in millions

UNEV Pipeline & Refinery Economics Overview: 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV HollyFrontier owns 75% interest (Sinclair 25%) Completion Date - Winter 2011 Benefits: Las Vegas gasoline trades seasonally at premium to Salt Lake Provides access to growth market for Rocky Mountain refiners Competitively advantaged source of crude supply HEP Purchase Option: At pipeline startup, HEP has option to purchase HFC's interest in the pipeline at HFC's cost (estimated to be approximately $288 million) plus a 7% per annum carrying cost 16

HEP Growth: EBITDA Since Inception (steady state) 17 * "EBITDA" defined on page 32 In millions

18 (CHART) HEP Growth: Distributable Cash Flow Since Inception

19 HEP Value to HFC HFC owns 11.1mm units @ $56: $621MM Multiple: 15X 20X 25X Current GP IDR Distributions: $16MM $240MM $320MM $400MM With limited partner unit value & approximate general partner value estimated using market multiples, HEP value to HFC is in the $860 million to $1.0 billion range

Presentation Topics HFC Company Overview Financial Performance and Competitiveness Focused Growth / Improvement Orientation Summary Appendix 20

HollyFrontier Key Investment Highlights 21 'Pure Play' Independent Refiner Attractive 'High Margin' Markets Focused on Continuous Improvement Strong Financial Metrics vs. Peers Advantaged Logistics via HEP (MLP)

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 871-3555 Neale Hickerson, Vice President, Investor Relations Neale.hickerson@hollyfrontier.com 214-871-3572 www.hollyfrontier.com 22

23 Appendix

Financial metrics* 24 * Debt levels for Sunoco exclude Sunoco Logistics (SLX) debt; Holly debt excludes HEP debt; All amounts are based on publicly-available financial statements, which we have assumed to be accurate.

25 Definitions Non GAPP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2010 10-K filed February 25, 2011. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. 5 Year Return on Invested Capital: A measurement which for our purposes is calculated using the 5 year average Net Income divided by the sum of the 5 year average of Total Equity and Long Term Debt. We consider ROIC to be a meaningful indicator of our financial performance, and we evaluate this metric because it measures how effectively we use the money invested in our operations. IDR: Incentive Distribution Rights BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. MMSCFD: million standard cubic feet per day. Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener..